                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          May 5, 2003
                                                        (April 30, 2003)
                                                 -------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

DELAWARE                          001-13403                84-1032638
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(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri         64116
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

            (c) EXHIBITS. The following exhibits are filed herewith:

            99.1     Press Release dated April 30, 2003.

Item 9.  Regulation FD Disclosure.

     The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition"
of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section
18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

     On April 30, 2003 American Italian Pasta Company (the "Company") issued a press release announcing record second quarter results. The press release is set forth in Exhibit 99.1 hereto, is filed and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 5, 2003
                                       AMERICAN ITALIAN PASTA COMPANY

                                         By:   /s/ Warren Schmidgall
                                             -------------------------------
                                             Warren Schmidgall
                                             Chief Financial Officer